℠ Utz Brands, Inc. Q2 2021 Earnings Presentation August 12, 2021 1

℠ Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic, future plans for the Company, the estimated or anticipated future results and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”) disrupt plans and operations; the ability to recognize the anticipated benefits of such Business Combinations, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the outcome of any legal proceedings that may be instituted against the Company following the consummation of such Business Combinations; changes in applicable law or regulations; costs related to the Business Combinations; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by the Company’s competitors’ actions that result in the Company’s products not suitably differentiated from the products of competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 3, 2021, as amended, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Net Sales, Adjusted Gross Profit, Pro Forma Adjusted Gross Profit, Adjusted SG&A, EBITDA, Adjusted EBITDA, Further Adjusted EBITDA, Normalized Further Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share and certain ratios and other metrics derived there from. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview Dylan Lissette, Chief Executive Officer 3

℠ 4 Key Messages ▪ For the 13-weeks ended July 4, 2021, IRI retail sales two-year CAGR of 6.5% shows continued momentum ▪ 2Q’21 margins impacted by higher than planned input costs and these are expected to remain more elevated than previously anticipated ▪ Fiscal 2021 earnings outlook lowered to reflect higher than expected inflation ▪ Pricing actions and productivity initiatives are well under way and are weighted towards the back half of 2021 with the benefits lagging near-term cost pressures, but are expected to have a meaningful carry-over benefit to fiscal 2022 ▪ M&A pipeline remains very robust as we continue to enhance our growth and margin profile with value-enhancing acquisitions targeted at geographic, sub-category, and channel share growth as well as margin-enhancing strategic opportunities ▪ Recently announced promotions to Executive Management Team positions our Company for its next phase of growth

℠ 5 242.0 297.9 2Q20 2Q21 +23% Net Sales(1) Adj. Gross Profit (% margin) Adj. EBITDA (% margin) ($ in M) ($ in M) ($ in M) 90.4 105.4 2Q212Q20 +17% 32.6 35.7 2Q20 2Q21 +10% 37.4% 35.4% 12.0% ▪ Net Sales growth of 23% reflects the positive contribution from acquisitions and price/mix, partially offset by lapping the impact of COVID-19 in 2020 (largest lap in Q2’20) – Pro Forma Net Sales 2-year CAGR of 6.1%, an increase from 4.3% in Q1 ▪ Gross margins primarily impacted by higher inflation Summary of Q2 Results Note: Pro Forma Net Sales, Adjusted Gross Profit, and Adjusted EBITDA, are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Year-over-year Q2 2021 Pro Forma Net Sales declined 4.0% and Organic Net Sales declined 1.1%. 13.5%

℠ Two-Year Growth Rates Continue to Accelerate 6 Retail Sales 2-Year CAGR Rolling 12-Week Trend Source: IRI, Total US MULO + C. 4-week trend on a pro forma basis. As we lap peak COVID-19 pantry stocking in the year ago period, we are driving strong and accelerating two-year growth rates led by our Power Brands 5.4% 6.0% 6.2% 6.3% 6.3% 7.0% 7.6% 5.4% 5.4% 5.6% 6.0% 5.9% 6.4% 7.2% 7.0% 7.0% 7.2% 7.7% 7.6% 8.1% 8.8% -3.3% -3.2% -3.4% -3.0% -3.1% -2.6% -1.8% -5% 0% 5% 10% 12-Weeks Ending 1-24-21 12-Weeks Ending 2-21-21 12-Weeks Ending 3-21-21 12-Weeks Ending 4-18-21 12-Weeks Ending 5-16-21 12-Weeks Ending 6-13-21 12-Weeks Ending 7-11-21 Utz Foundation Brands (13% of sales) Utz Power Brands (87% of sales) Total Salty Snacks Utz Brands

Power Brands' Share Gains Continue

Our long-term value creation strategies are working as we continue to prioritize our investments in Power Brands and reduce emphasis on Foundation Brands

Power Brands Retail Sales Change(1) (13-Weeks Ended 7/4/21)



Total Salty Snacks
Utz Power Brands
3.8%
-6.4%
YoY Growth
7.1%
8.1%
2-Year CAGR

Foundation Brands Retail Sales Change(1)(2) (13-Weeks Ended 7/4/21)



Total Salty Snacks
Utz Foundation Brands
3.8%
-12.0%
YoY Growth
7.1%
-2.2%
2-Year CAGR

Power Brands

Pork Skins

Foundation Brands

Chips/Cheese

Other(2)

- Partner Brands
- Private Label

(1) Source: IRI Custom Panel, Total US MULO + C, 13-weeks ended 7/4/ 2021; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.
(2) IRI does not include Partner Brands and Private Label retail sales.

7

℠ 8 Source: IRI, Total US MULO + C. on a pro forma basis. Growth Across Major Sub-Categories Sub-Category Retail Sales 2-Year CAGR (13-Weeks Ended 7/4/21) Cheese SnacksPretzels 6.3% Total Salty Snacks Potato Chips Tortilla Chips Pork Rinds 8.1% 2.9% 5.8% 11.3% 9.2% 6.4% 6.3% 4.6% 3.7% 6.9% 7.5% 12.7% 9.3% 4.9% 7.9% 13-Weeks Ended 7/4/21 YoY % Change Sub-Category Utz Brands 3.8% (2.6%) (1.5%) 4.9% 2.6% 5.0% (14.7%) 1.0% (7.2%) (9.1%) (9.5%) (2.6%) (11.8%) 2.2% (13.5%) (18.5%) Utz Brands 41% 20% 11% 9% 7% 4% 1% 13-Weeks Ended 7/4/21 Approximate % of Retail Sales 15.9% Salsa Queso 11.7% 5.5% 12.4% Total Sub-Category Power Brands Potato chips and tortilla chips comprise over 60% of our Retail Sales and we continue to significantly outpace the category over the last two years Delivered Power Brands two-year share gains across four of five major sub-categories 6.5% 7.1%

℠ 9 Source: IRI, Total US MULO + C. on a pro forma basis. Expansion & Emerging Geographic Momentum Continues Geographic Channel Retail Sales 2-Year CAGR (13-Weeks Ended 7/4/21) EmergingExpansionTotal US Core 7.1% 6.5% 5.9% 12.5% 8.1% 2.9% 3.8% 8.3% 10.2% 13.5% 7.5% 10.9% 13-Weeks Ended 7/4/21 YoY % Change Total Salty Snacks Utz Brands 3.8% 1.6% 5.3% 3.9% (7.2%) (9.9%) (6.8%) (4.1%) Expansion and Emerging continue to outperform with Power Brands’ growth ~500bps better than the Category Good Health® and Foundation Brands contributed to ~200bps of gap to Category in the Core Total Salty Snacks Power Brands Total Salty Snacks Utz Brands 25.1% 23.1% 48.1% 48.5% 22.8% 25.6% 13-Weeks Ended 7/4/21 Approximate % of Retail Sales

℠ 10 Source: IRI, Total US MULO + C. on a pro forma basis. Power Brands’ Share Gains in Grocery and C-Store Retail Channel Retail Sales 2-Year CAGR (13-Weeks Ended 7/4/21) MULO + C Grocery 6.9% C-StoreMass 8.1% Club 6.5%7.1% 6.7% 6.3% 8.3% 10.9% 17.9% 6.8% 14.1% 14.7% 1.7% 4.0% 6.7% 13-weeks ended 7/4/21 YoY % Change Total Salty Snacks Utz Brands 3.8% (4.1%) 8.9% 17.3% 13.4% (7.2%) (13.2%) (12.2%) 3.1% 14.8% Total Salty Snacks Power Brands Power Brands continue to outperform the Category with continued momentum across all channels Mass gap narrowed vs. 1Q’21 and key space gains are expected in 2H’21 Total Salty Snacks Utz Brands 43.0% 5.8% 20.2% 49.9% 9.0% 15.8% 13-Weeks Ended 7/4/21 Approximate % of Retail Sales 22.9% 18.4%

℠ ▪ Lapping COVID-19 impact in 1H’20 ▪ Delivering key space and feature wins at a large Mass Channel retailer ▪ C-store and food service channels are rebounding ▪ Accelerating Power Brands sales through innovation ▪ Stronger seasonal shipments expected versus fiscal 2020 Sales Momentum Building in the Second Half of 2021 11 We continue to expect sales growth to accelerate in the second half of the year as we drive geographic expansion and channel penetration of our Power Brands 5.2% 1H’21 Actual 2H’21 Outlook 2-Year Pro Forma Net Sales CAGR (year-over-year) 6% to 7%

℠ Four-Week Trends Continue to Improve 12 Utz Foundation Brands Utz Power Brands Total Salty Snacks Utz Brands Retail Sales 2-Year CAGR Rolling 4-Week Trend 5.6% 7.6% 5.5% 5.9% 7.5% 7.6% 7.8% 5.8% 9.0% 6.8% 7.2% 8.6% 8.3% 9.6% 4.3% 7.3% 5.1% 5.6% 6.9% 6.7% 8.1% -3.9% -2.3% -3.9% -2.9% -2.4% -2.4% -0.7% 4WE 01-24-21 4WE 02-21-21 4WE 03-21-21 4WE 04-18-21 4WE 05-16-21 4WE 06-13-21 4WE 07-11-21 Source: IRI, Total US MULO + C. 4-week trend on a pro forma basis.

℠ Truco Integration On Track 13 5.8% 12.3% 13.1% 13.4% 15.4% 16.9% 21.6% 7.1% 10.7% 11.9% 11.5% 13.0% 13.5% 17.2% 3.0% 6.4% 4.2% 7.3% 8.8% 9.8% 14.8% 4 W E 0 1 -2 4 -2 1 4 W E 0 2 -2 1 -2 1 4 W E 0 3 -2 1 -2 1 4 W E 0 4 -1 8 -2 1 4 W E 0 5 -1 6 -2 1 4 W E 0 6 -1 3 -2 1 4 W E 0 7 -1 1 -2 1 1H’21 Integration Progress and Milestones ▪ ON THE BORDER® tortilla chips have only a 50% ACV and we are leveraging the Utz sales force to drive increasing growth and unlock revenue synergies ▪ Transitioned our primary DSD Distributor for ON THE BORDER® in certain key Core geographies, with Utz assuming responsibility Aug 1, 2021 ▪ Driving manufacturing efficiencies with vertical integration initiatives to include in- sourcing ON THE BORDER® production in two plants to expand capacity ▪ Leveraging strong brand equity and testing new ON THE BORDER® soft tortillas in Q4’21 TRUCO 2-Year CAGR Trend by Utz Geography (4-Week Period Retail Sales Change %) Truco (Expansion) Truco (Core) Truco (Emerging) Source: IRI, Total US MULO + C. 4-week ending 1/24/21 through 7/11/21

14 Financial Performance Cary Devore, Chief Financial Officer

℠ Second Quarter 2021 Financial Results Summary 15 Note: Pro Forma Net Sales, Adjusted SG&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. 2Q’20 Results 2Q’21 Results In $millions, except per share amounts Net Sales Adj. SG&A % of net sales 242.0 58.9 24.3% Adj. Gross Profit % of net sales 90.4 37.4% YoY Change Adj. EBITDA % of net sales Adj. Net Income Pro Forma Net Sales 32.6 13.5% 13.6 297.9 72.3 24.3% 105.4 35.4% 35.7 12.0% 19.0 23.1% 22.8% 0bps 16.6% (200bps) (4.0%) 9.5% (150bps) 39.7% Adj. EPS nm $0.13 nm 311.7 299.2

℠ 16 Q2 Balance Sheet and Additional Items ▪ As of July 4, 2021, the Company had $26.7M of cash on hand and an undrawn revolving credit facility, providing liquidity in excess of $130M ▪ In 1H’21 realized approximately $13M in cash proceeds from asset sales, primarily related to independent operator routes ▪ Executed a sale-leaseback transaction to recoup approximately $13M in cash from prior capital expenditures, locking in favorable fixed-rate capital lease financing ▪ Completed a term loan tack-on of $75 million using proceeds primarily to pay down revolving credit facility; the Company previously used cash and the revolving credit facility to close the Vitner’s and Festida Foods acquisitions ▪ Pricing and terms consistent with term loan financing executed in January 2021 (L+300, no floor) ▪ Net debt of $787.2M as of July 4, 2021, resulting in a Pro Forma Net Leverage ratio of 4.4x based on LTM Normalized Further Adjusted EBITDA of $179.5M ▪ Capital expenditures of $10.8 million in 1H’21 and expected to accelerate throughout the year to support productivity initiatives Note: Pro Forma Net Leverage Ratio and Normalized Further Adjusted EBITDA are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

℠ 17 Q2 Net Sales Bridge (1) Acquisitions include partial period results of Truco Enterprises from 12/14/2020 to 7/4/2021; H.K. Anderson from 11/2/2020 to 7/4/2021; Vitner’s from 2/8/2021 to 7/4/2021. (2) Estimated impact due to conversion of employee-serviced DSD routes to independent operator-serviced routes. Q2 Net Sales YoY Growth Decomposition (2)(1) ▪ Growth driven by acquisitions and price/mix ▪ Price/mix improved from Q1’21 and expected to build momentum in 2H ▪ Volumes impacted by COVID-19 overlap ▪ Pro Forma Net Sales 2-year CAGR of 6.1%, up from Q1’21 rate of 4.3% Acquisitions 2.3% Price/Mix -3.0% Volume -0.4% IO Discounts 2Q21 24.2% 23.1%

℠ 13.5% 0.5% 2Q20 Acquisitions 1.8% Price/Mix 1.6% Productivity 12.0% 0.1% Inflation -4.2% SG&A (ex- Transportation) -1.3% 2Q21Volume 18 Q2 Adjusted EBITDA Margin Bridge Q2 Adjusted EBITDA Margin Decomposition Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. ▪ Positive contribution from Truco acquisition ▪ Favorable price/mix and modest benefits from productivity initiatives ▪ Higher inflation which includes commodities, transportation and labor ▪ Volume declines due to peak 2020 COVID-19 lap period Much higher than previously expected

℠ Margins Are Expected to Improve in the Second Half of 2021 19 Expect higher sales volumes, improved net price realization and benefits from productivity initiatives to drive better margin performance in 2H’21 Productivity/Cost Actions ~-1.0% Volume1H’21 Actual Price/Mix Inflation 2H’21 Outlook 13.0% ~1.5% ~1.0% ~0.5% 1H’21 vs. 2H’21 Adjusted EBITDA Margins The Company’s actions are expected to have a meaningful carry-over benefit to fiscal 2022 14.5% to 16% Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

℠ Aggressively Taking Steps to Manage Higher Inflation 20 Volume/Price/Mix2H’20 Actual Productivity Inflation 2H’21 Outlook $92 In 2H’21 inflation is much higher than we previously expected, but we expect higher sales, pricing and productivity programs to nearly, or entirely, offset these higher costs versus last year, with pricing and productivity expected to have a meaningful carry-over benefit to fiscal 2022 2H’20 Further Adjusted EBITDA(1) vs. 2H’21 Adjusted EBITDA In millions $86 – $96 ($30 – $35)$6 – $7 $10 – $12 $13 – $15 Note: Further Adjusted EBITDA and Adjusted EBITDA are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Excludes Festida Foods pre-acquisition Adjusted EBITDA. Updated Full-Year Fiscal 2021 Outlook: $160 - $170M SG&A (ex-Transportation) Expect $29 to $34 million Improvement vs. LY

℠ 21 Updated Fiscal 2021 Outlook ▪ Earnings outlook now assumes: – Commodity inflation of approximately 6% vs. 4% previously – Higher transportation and labor costs ▪ Pricing actions and productivity initiatives are both 2H’21 weighted and help to offset inflation ▪ FY21 outlook excludes approximately $7 million of unrealized cost synergies from acquisitions expected to occur in 2022 and beyond. Note: Pro Forma Net Sales, Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. (1) (1) 2020 Pro Forma Net Sales includes $1.16 billion of pro forma net sales on a 52-week comparison basis, includes pre-acquisition net sales for Vitner's if $20 million to align with the expectation for FY 2021 (11 months of results from operating and SKU rationalization activity) and excludes full year pre-acquisition net sales amount of $14M for Festida Foods. The Company’s 2021 pro forma net sales growth rate outlook is inclusive of the impact from the conversion of employee-serviced DSD routes to independent operator-serviced routes and excludes the impact of Festida Foods. . Pro Forma Net Sales Growth(1) Comments Consistent with fiscal 2020 Previous Updated $180 to $190M Adjusted EPS $0.70 to $0.75 Adjusted EBITDA Net sales outlook remains unchanged with growth accelerating in 2H’21 Earnings outlook updated to reflect higher inflation due to the challenging industry- wide supply chain environment $160 to $170M $0.55 to $0.60 Organic Net Sales Growth(1) Modest Modest Long-term organic growth algorithm of 3 to 4% Net Sales growth and 6 to 8% Adjusted EBITDA growth remains intact Consistent with fiscal 2020

℠ 22 Fiscal 2021 Outlook (cont.) Additional Assumptions ▪ Unchanged Assumptions – Funded $25 million Vitner's acquisition in February 2021 with balance sheet cash – Productivity of approximately 2% of cost of goods sold – Fully diluted shares on an as-converted basis of approximately 142 million ▪ Updated Assumptions – Funded $41 million Festida Foods acquisition in June 2021 with revolving credit facility – Incremental term loan of $75 million to pay down revolver and put cash on balance sheet – Commodity inflation of approximately 6% – Higher transportation and labor costs – Core D&A of $27 – $29 million and step-up D&A of $50 – $53 million (comprised of approximately 40% cost of goods sold and 60% SG&A expense) – Capital expenditures of $40 – $50 million to drive productivity efforts – Cash interest expense of approximately $33 million(1) – Effective cash tax rate of 17.0% - 19.0% (% of pre-tax book income) (2) – Net leverage ratio of approximately 4.0 - 4.5x by end of 2021(3) – Expecting ~200 Independent Route (“IO”) conversions (1) Excludes amortization of deferred financing fees, interest expense related to loans to independent operators that we guarantee, and interest income. Includes $250M notional interest rate hedge expiring in September 2022 that fixes 1 month LIBOR at 1.339%. (2) Excludes impact of taxes expected to be paid in 2021 that relate to the 2020 tax period before the Business Combination was effective. (3) Includes unrealized cost synergies of approximately $7M million from acquisitions.

℠ 23 Summary ▪ Thanks to our more than 3,000 Utz associates for their incredible efforts to deliver for our customers and our consumers ▪ Power Brands continue to drive strong, and improving, two-year sales growth and market share gains, and momentum is building ▪ Input costs are significantly higher than we originally expected, but we are aggressively taking actions to mitigate higher inflation with a meaningful carry- over benefit expected in fiscal 2022 ▪ M&A pipeline remains robust, with many actionable and accretive opportunities ▪ Long-term organic outlook remains intact for both top-line and bottom-line growth

Appendix 24

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

Net Sales and Pro Forma Net Sales

(dollars in millions)	13-Weeks Ended July 4, 2021	13-Weeks Ended June 28, 2020	26-Weeks Ended July 4, 2021	26-Weeks Ended June 28, 2020
Net Sales	**$ 297.9**	**$ 242.0**	**$ 567.1**	**$ 470.0**
H.K. Anderson Pre-Acquisition Net Sales	-	2.1	-	4.4
Vitner's Pre-Acquisition Net Sales	-	5.5	-	9.3
Truco Enterprises Pre-Acquisition Net Sales	-	59.8	-	100.8
Festida Foods Pre-Acquisition Net Sales	1.3	2.3	3.6	5.1
Pro Forma Net Sales	**$ 299.2**	**$ 311.7**	**$ 570.7**	**$ 589.6**

Gross Profit, Adjusted Gross Profit and PF Adj Gross Profit

(dollars in millions)	13-Weeks Ended July 4, 2021	13-Weeks Ended June 28, 2020	26-Weeks Ended July 4, 2021	26-Weeks Ended June 28, 2020
Gross Profit	$ 95.6	$ 84.9	$ 190.8	$ 164.9
Depreciation and Amortization	8.0	5.5	16.1	10.8
Non-Cash, non-recurring adjustments	1.8	-	3.0	-
Adjusted Gross Profit	*105.4*	*90.4*	*209.9*	*175.7*
Adjusted Gross Profit as a % of Net Sales	35.4%	37.4%	37.0%	37.4%
Depreciation and Amortization - COGS	(8.0)	(5.5)	(16.1)	(10.8)
H.K. Anderson Pre-Acquisition Gross Profit	-	0.3	-	0.6
Vitner's Pre-Acquisition Gross Profit	-	2.7	-	4.5
Truco Enterprises Pre-Acquisition Gross Profit	-	24.2	-	40.6
Festida Foods Pre-Acquisition Gross Profit	1.1	2.0	2.8	3.4
Pro Forma Gross Profit	*98.5*	*114.1*	*196.6*	*214.0*
Depreciation and Amortization - COGS	8.0	5.5	16.1	10.8
Festida Pre-Acquisition D&A	0.4	0.5	0.9	1.0
Depreciation and Amortization - Total	8.4	6.0	17.0	11.8
Pro Forma Adjusted Gross Profit	*$ 106.9*	*$ 120.1*	*$ 213.6*	*$ 225.8*
Pro Forma Adjusted Gross Profit as a % of Pro Forma Net Sales	35.7%	38.5%	37.4%	38.3%

25

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

Adjusted Selling, General and Administrative Expense

(dollars in millions)	13-Weeks Ended July 4, 2021	13-Weeks Ended June 28, 2020	26-Weeks Ended July 4, 2021	26-Weeks Ended June 28, 2020
Selling, General and Administrative Expense - Including Depreciation and Amortization	$ 93.5	$ 68.1	$ 180.2	$ 136.4
Depreciation and Amortization in SG&A Expense	(11.1)	(3.5)	(22.4)	(7.1)
Non-Cash, and/or Non-recurring Adjustments	(10.1)	(5.7)	(18.2)	(13.5)
Adjusted Selling, General and Administrative Expense	***72.3***	***58.9***	***139.6***	***115.8***
Adjusted Selling, General and Administrative Expense as a % of Net Sales	24.3%	24.3%	24.6%	24.6%
Vitner's Pre-Acquisition SG&A Expense	-	2.1	-	3.6
Truco Enterprises Pre-Acquisition SG&A Expense	-	8.3	-	15.1
Festida Foods Pre-Acquisition SG&A Expense	0.7	0.9	1.5	1.7
Pro Forma Adjusted SG&A Expense	***$ 73.0***	***$ 70.2***	***$ 141.1***	***$ 136.2***
Pro Forma Adjusted Selling, General and Administrative Expense as % of Pro Forma Net Sales	24.4 %	22.5 %	24.7 %	23.1 %

Depreciation and Amortization Expense

(dollars in millions)	13-Weeks Ended July 4, 2021	13-Weeks Ended June 28, 2020	26-Weeks Ended July 4, 2021	26-Weeks Ended June 28, 2020
Core D&A - Non-Acquisition-related included in Gross Profit	$ 4.4	$ 4.5	$ 9.3	$ 8.9
Step-Up D&A - Transaction-related included in Gross Profit	3.6	1.0	7.3	1.9
Depreciation & Amortization - included in Gross Profit	***8.0***	***5.5***	***16.6***	***10.8***
Core D&A - Non-Acquisition-related included in SG&A Expense	2.7	2.0	3.8	4.0
Step-Up D&A - Transaction-related included in SG&A Expense	8.4	1.5	18.2	3.1
Depreciation & Amortization - included in SG&A Expense	***11.1***	***3.5***	***22.0***	***7.1***
Depreciation & Amortization - Total	***$ 19.1***	***$ 9.0***	***$ 38.6***	***$ 17.9***
Core Depreciation and Amortization	$ 7.1	$ 6.5	$ 13.1	$ 12.9
Step-Up Depreciation and Amortization	12	2.5	25.5	5.0
Total Depreciation and Amortization	***$ 19.1***	***$ 9.0***	***$ 38.6***	***$ 17.9***

(1) Income Tax Rate Adjustment calculated as (Loss) Income before taxes plus (i) Acquisition, Step-Up Depreciation and Amortization and (ii) Other Non-Cash and/or Non-Recurring Adjustments, less the difference between cash tax and the actual tax provision recorded in the Consolidated Statement of Operations and Comprehensive Income (Loss). Cash tax includes corporate income tax payments plus non-resident withholding and tax distributions, which are considered equivalent to tax.

Utz BRANDS 26

℠ 27 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s Q2 earnings press release dated August 12, 2021. EBITDA, Adjusted EBITDA and Further Adjusted EBITDA (dollars in millions) July 4, 2021 June 28, 2020 July 4, 2021 June 28, 2020 Net (Loss) Income $ 16.2 $ 6.6 $ (7.2) $ 8.2 Plus non-GAAP adjustments: Income Tax (Benefit) or Expense 0.4 1.2 1.4 2.6 Depreciation and Amortization 19.1 9.0 38.6 17.9 Interest Expense, Net 7.9 10.0 18.8 19.6 Interest Income (IO loans)(1) (0.4) (0.6) (1.3) (0.9) EBITDA 43.2 26.2 50.3 47.4 Certain Non-Cash Adjustments(2) 2.8 1.7 7.0 2.8 Acquisition and Integration(3) 2.0 3.9 3.9 9.1 Business Transformation Initiatives(4) 6.5 0.8 9.8 2.4 Financing-Related Costs(5) 0.6 - 0.6 0.1 (Gain) Loss on Remeasurement of Warrant Liabilities (6) (19.4) - 2.1 - Adjusted EBITDA 35.7 32.6 73.7 61.8 Adjusted EBITDA as a % of Net Sales 12.0% 13.5% 13.0% 13.1% H.K. Anderson Pre-Acquisition Adjusted EBITDA(7) - 0.3 - 0.6 Vitner's Pre-Acquisition Adjusted EBITDA(7) - 0.6 - 0.9 Truco Enterprises Pre-Acquisition Adjusted EBITDA (7) - 16.2 - 25.9 Festida Foods Pre-Acquisition Adjusted EBITDA(7) 1.0 1.8 2.6 3.1 Further Adjusted EBITDA $ 36.7 $ 51.5 $ 76.3 $ 92.3 Further Adjusted EBITDA as % of Pro Forma Net Sales 12.3% 16.5% 13.4% 15.7% 13-Weeks Ended 26-Weeks Ended

℠ 28 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Adjusted Net Income (dollars in millions, except per share data) July 4, 2021 June 28, 2020 July 4, 2021 June 28, 2020 Net (Loss) Income $ 16.2 $ 6.6 $ (7.2) $ 8.2 Deferred Financing Fees 0.3 0.6 0.5 1.5 Depreciation and Amortization 19.1 9.0 38.5 17.9 Non-Acquisition Related Depreciation and Amortization (6.4) (6.5) (13.0) (12.9) Acquisition Step-Up Depreciation and Amortization: 12.7 2.5 25.5 5.0 Certain Non-Cash Adjustments 2.8 1.7 7.0 2.8 Acquisition and Integration 2.0 3.9 3.9 9.1 Business and Transformation Initiatives 6.5 0.8 9.8 2.4 Financing-Related Costs 0.6 - 0.6 0.1 (Gain) Loss on Remeasurement of Warrant Liability (19.4) - 2.1 - Other Non-Cash and/or Non-Recurring Adjustments (7.5) 6.4 23.4 14.4 Income Tax-Rate Adjustment(1) (2.7) (2.5) (6.2) (4.0) Adjusted Net Income $ 19.0 $ 13.6 $ 36.0 $ 25.1 Basic Shares Outstanding 136.8 136.6 Fully Diluted Shares on an As-Converted Basis 142.0 142.3 Adjusted Earnings Per Share $ 0.13 $ 0.25 13-Weeks Ended 26-Weeks Ended (1) Income Tax Rate Adjustment calculated as (Loss) Income before taxes plus (i) Acquisition, Step-Up Depreciation and Amortization and (ii) Other Non-Cash and/or Non-Recurring Adjustments, multiplied by an effective cash tax rate, minus the actual tax provision recorded in the Consolidated Statement of Operations and Comprehensive Income (Loss). The effective cash tax rate includes corporate income tax payments plus non-resident withholding and tax distributions, which are considered equivalent to tax.

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

Further and Normalized Further Adjusted EBITDA

(dollars in millions)	FY 2020 Q1	FY 2020 Q2	FY 2020 Q3	FY 2020 Q4	FY 2020	FY 2021 Q1	FY 2021 Q2	TTM
Further Adjusted EBITDA	$ 40.8	$ 51.5	$ 53.6	$ 41.5	$ 187.4	$ 39.5	$ 36.7	$ 171.3
Acquisition Synergies[1]	2.9	2.6	2.6	2.0	10.1	2.1	2.1	8.8
Public Company Costs[2]	(0.8)	(0.7)	(0.6)	-	(2.1)	-	-	(0.6)
Normalized Further Adjusted EBITDA	*$ 42.9*	*$ 53.4*	*$ 55.6*	*$ 43.5*	*$ 195.4*	*$ 41.6*	*$ 38.8*	*$ 179.5*

Net Debt and Net Leverage Ratio

(dollars in millions)	As of July 4, 2021
Term Loan	$ 791.2
Capital Leases[3]	21.3
Deferred Purchase Price	1.4
Gross Debt[4]	**813.9**
Cash and Cash Equivalents	26.7
Total Net Debt	**$ 787.2**
Last 52-Weeks Normalized Further Adjusted EBITDA	$ 179.5
Net Leverage Ratio	4.4x

(1) Represents identified integration-related cost savings expected to be realized from the elimination of certain procurement, manufacturing, and logistics as well as selling, general and administrative expenses in connection with the acquisition of Kennedy Endeavors, Kitchen Cooked, Truco Enterprises, Vitner's and Festida Foods.

(2) Represents estimated incremental costs of operating as a public company following the closing of the business combination, including exchange listing and other fees; audit and compliance costs; investor relations costs; additional D&O insurance premium; legal expenses associated with public filings and other items; and cash compensation for the Board of Directors.

(3) Capital Leases include equipment term loans and excludes the impact of step-up accounting.

(4) Excludes amounts related to guarantees on IO loans which are collateralized by routes. We have the ability to recover substantially all of the outstanding loan value in the event of a default scenario, which is uncommon.

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